Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 2 TO REVOLVING CREDIT AND GUARANTY

AGREEMENT

AMENDMENT NO. 2 (this “Amendment”) dated as of August 4, 2010 to the Revolving Credit and Guaranty Agreement dated as of July 31, 2007 (as heretofore amended, the “Credit Agreement”), among Tower Automotive Holdings USA, LLC, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (the “Agent”).

WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions set forth below.

NOW THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Amendments. The Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended by adding the following terms in proper alphabetical order:

“Secured Notes Documents” shall mean, collectively, the Secured Notes Indenture and all documents granting or purporting to grant any security interests to secure the Secured Notes or to provide for any Guarantee thereof.

“Secured Notes Indenture” shall mean the indenture pursuant to which the Secured Notes are to be issued.

“Secured Notes” shall mean the Indebtedness contemplated by clause (i) of Section 6.03(q).

(b) The definition of “Change of Control” in Section 1.01 of the Credit Agreement is amended by replacing the parenthetical at the end of clause (d) of the definition with the following parenthetical:

“(other than Liens created by the Loan Documents, the First Lien Term Loan Documents, the Secured Notes Documents or the documents governing any Permitted Refinancing Indebtedness incurred pursuant to clause (ii) or clause (iii) of Section 6.03(b) or clause (ii) of Section 6.03(q))”

(c) The parenthetical appearing in clause (x) of the last paragraph of the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

“(other than (i) the Loan Documents, (ii) the First Lien Term Facility Loan Documents, (iii) the Secured Notes Documents and (iv) the documents governing any Permitted Refinancing Indebtedness incurred pursuant to clause (ii) or clause (iii) of Section 6.03(b) or clause (ii) of Section 6.03(q); provided that (x) any such restrictions imposed by the Secured Notes Documents are customary for issuances of high yield securities and (y) any such restrictions imposed by the documents referred to in the preceding clause (iv) are prohibitions customarily contained in such type of Indebtedness at the time such Indebtedness is incurred, in the case of each of clauses (x) and (y) as determined in good faith by a Financial Officer of Holdco)”.

(d) The parenthetical appearing in clause (c) of the definition of “Consolidated Net Income” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

“(other than (i) the Loan Documents, (ii) the First Lien Term Facility Loan Documents, (iii) the Secured Notes Documents and (iv) the documents governing any Permitted Refinancing Indebtedness incurred pursuant to clause (ii) or clause (iii) of Section 6.03(b) or clause (ii) of Section 6.03(q); provided that (x) any such prohibitions imposed by the Secured Notes Documents are customary for issuances of high yield securities and (y) any such prohibitions imposed by the documents referred to in the preceding clause (iv) are prohibitions customarily contained in such type of Indebtedness at the time such Indebtedness is incurred, in the case of each of clauses (x) and (y) as determined in good faith by a Financial Officer of Holdco)”.

(e) The parenthetical appearing in clause (y) of the definition of “Net Global Availability” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

“(other than any restriction on such cash imposed by (i) the Loan Documents, (ii) the First Lien Term Facility Loan Documents, (iii) the Secured Notes Documents or (iv) the documents governing any Permitted Refinancing Indebtedness incurred pursuant to clause (ii) or clause (iii) of Section 6.03(b) or clause (ii) of Section 6.03(q); provided that (x) any such prohibitions imposed by the Secured Notes Documents are customary for issuances of high yield securities and (y) any such prohibitions imposed by the documents referred to in the preceding clause (iv) are prohibitions customarily contained in such type of

Indebtedness at the time such Indebtedness is incurred, in the case of each of clauses (x) and (y) as determined in good faith by a Financial Officer of Holdco)”

(f) The definition of “Permitted Refinancing Indebtedness” in Section 1.01 of the Credit Agreement is amended by inserting “(collectively, to “Refinance”)” immediately following the words “to refinance, refund, extend, renew or replace” in the third line and by inserting “(a)” immediately following the words “provided that” in the fourth line.

(g) The definition of “Unrestricted Cash” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

“Unrestricted Cash” shall mean all cash and Permitted Investments of the Holdco Group that are not subject to any Liens or other restrictions on disposition except pursuant to (i) the Loan Documents, (ii) the First Lien Term Facility Loan Documents, (iii) the Secured Notes Documents or (iv) the documents governing any Permitted Refinancing Indebtedness incurred pursuant to clause (ii) or clause (iii) of Section 6.03(b) or clause (ii) of Section 6.03(q); provided that (x) any such prohibitions imposed by the Secured Notes Documents are customary for issuances of high yield securities and (y) any such prohibitions imposed by the documents referred to in the preceding clause (iv) are prohibitions customarily contained in such type of Indebtedness at the time such Indebtedness is incurred, in the case of each of clauses (x) and (y) as determined in good faith by a Financial Officer of Holdco.

(h) Section 3.06 of the Credit Agreement is amended by inserting “or the Term Loan Documents” immediately following “Loan Documents” at the end thereof.

(i) Section 3.17 of the Credit Agreement is amended by deleting “the Term Loan Documents” at the end of clause (b) and replacing it with “(x) the Term Loan Documents, (y) the Secured Note Documents and (z) the documents governing any Permitted Refinancing Indebtedness incurred pursuant to clause (ii) or clause (iii) of Section 6.03(b) or clause (ii) of Section 6.03(q), in each case to the extent such Indebtedness and Liens are permitted hereunder”.

(j) Section 6.01 of the Credit Agreement is amended by:

(i) deleting “and” at the end of clause (k);

(ii) deleting “.” at the end of clause (l) and replacing it with “; and”; and

(iii) inserting a new clause (m), as follows:

“(m) Liens on the Collateral securing Indebtedness permitted under clause (ii) or clause (iii) of Section 6.03(b) or under

Section 6.03(q); provided, that pursuant to the Intercreditor Agreement, such Liens shall have the same priority with respect to the Collateral as the Liens securing the obligations under the First Lien Term Facility Loan Documents.”

(k) Section 6.03(b) of the Credit Agreement is amended and restated to read in its entirety as follows:

“(b) (i) Indebtedness under the Loan Documents and the First Lien Term Facility Loan Documents, (ii) Permitted Refinancing Indebtedness (other than under the Secured Notes Documents) incurred to Refinance Indebtedness under the First Lien Term Facility Loan Documents and (iii) Permitted Refinancing Indebtedness incurred to Refinance Indebtedness incurred pursuant to clause (ii) or this clause (iii);”

(l) Section 6.03 of the Credit Agreement is further amended by:

(i) deleting “and” at the end of clause (o);

(ii) deleting “.” at the end of clause (p) and replacing it with “; and”; and

(iii) inserting a new clause (q), as follows:

“(q) (i) Indebtedness incurred on a single date pursuant to an issuance of high yield notes, provided, that (x) the proceeds thereof shall have been used simultaneously with the receipt thereof to Refinance the First Lien Term Loans and to pay any premiums or penalties and accrued and unpaid interest thereon and reasonable fees and expenses related thereto and (y) such Indebtedness constitutes Permitted Refinancing Indebtedness in respect of the First Lien Term Loans (determined without regard to clause (a) of the definition thereof); provided further, that solely to the extent that the First Lien Term Loans shall have been Refinanced in full in accordance with the preceding proviso, the proceeds of such Indebtedness in excess of the amounts required to effect such Refinancing in full of the First Lien Term Loans shall have been used simultaneously with the receipt thereof to prepay Revolving Credit Loans (without any corresponding reduction in the Revolving Credit Commitments) and for no other purpose, so long as such Indebtedness constitutes Permitted Refinancing Indebtedness in respect of the Revolving Credit Loans (determined without regard to clause (a) of the definition thereof) and (ii) Permitted Refinancing Indebtedness incurred to Refinance Indebtedness permitted pursuant to clause (i) or this clause (ii).”

(m) Section 6.07(b) of the Credit Agreement is amended by deleting “by law or by any Loan Document” at the end of clause (A) of the proviso thereto and replacing it with “(i) by law, (ii) by any Loan Document, any First Lien Term Facility Loan Document or any Secured Notes Document, or (iii) by the documents governing any Permitted Refinancing Indebtedness incurred pursuant to clause (ii) or clause (iii) of Section 6.03(b) or clause (ii) of Section 6.03(q); provided that (x) any such restrictions or conditions imposed by the Secured Notes Documents are customary restrictions and conditions for issuances of high yield securities and (y) any such restrictions and conditions imposed by the documents governing any such Permitted Refinancing Indebtedness are not more restrictive than the restrictions and conditions contained in the applicable Refinanced Indebtedness, in the case of each of clauses (x) and (y) as determined in good faith by a Financial Officer of Holdco”.

Section 3. Intercreditor Agreement; Security Documents. The Required Lenders hereby authorize the Agent to enter into amendments to the Intercreditor Agreement and the other Security Documents (which may take the form of an amendment and restatement of any such agreements) (i) to provide for the issuance of the Secured Notes and the granting and perfection of the Liens securing the Secured Notes as contemplated by this Amendment, including without limitation, the lien priorities required by Section 2(j)(iii) of this Amendment, (ii) to cause the Intercreditor Agreement to accommodate the refinancing of certain indebtedness to the extent such refinancing is otherwise permitted under the Credit Agreement, (iii) to increase the cap on ABL Secured Obligations (as defined in the Intercreditor Agreement) that is imposed by the Intercreditor Agreement from $275 million to $300 million (or, if greater, an amount based on a percentage of receivables and inventory), it being understood that such change does not increase the amount of such obligations that the Credit Agreement permits the Loan Parties to incur, (iv) to eliminate provisions that are no longer applicable as a result of the previous prepayment in full of the obligations under the Second Lien Term Facility Loan Documents and (v) to make such other modifications as are necessary or desirable in the reasonable judgment of the Agent; provided, that no such amendments described in the preceding clauses (i) through (v) shall alter the priority of Liens securing the Secured Obligations or otherwise have any adverse effect on such Liens.

Section 4. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Loan Parties set forth in Article 3 of the Credit Agreement will be true and correct in all material respects on and as of the Amendment Effective Date (as defined below); provided, that any representation and warranty that is qualified as to “materiality” “Material Adverse Effect” or similar language will be true and correct in all respects on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 7. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions have been met:

(a) the Agent shall have received from the Borrower and Lenders constituting the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

(b) the Agent shall have received payment from the Borrower, for the account of each Lender that has delivered an executed counterpart of this Amendment on or prior to such date, of a consent fee in an amount equal to 0.25% of such Lender’s Revolving Credit Commitment; and

(c) the Agent shall have received payment from the Borrower of all fees and expenses due to JPMCB or JPMorgan for its services in arranging this Amendment that are payable pursuant to the engagement letter relating to this Amendment dated as of July 27, 2010, and all out of pocket expenses required to be reimbursed pursuant to Section 10.05(a)(i) of the Credit Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

TOWER AUTOMOTIVE HOLDINGS USA, LLC

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Chief Financial Officer and Vice President

GUARANTORS:

TOWER AUTOMOTIVE, LLC

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Executive Vice President and Chief Financial Officer

TOWER AUTOMOTIVE HOLDINGS I, LLC

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Vice President

TOWER AUTOMOTIVE HOLDINGS II(a), LLC

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Vice President

TOWER AUTOMOTIVE HOLDINGS II(b), LLC

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Vice President

TOWER AUTOMOTIVE OPERATIONS USA I, LLC

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Vice President

TOWER AUTOMOTIVE OPERATIONS USA II, LLC

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Vice President

TOWER AUTOMOTIVE OPERATIONS USA III, LLC

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director

State of California Public Employees’ Retirement System (“CalPERS”), as a Lender

By:	/s/ [Illegible signature]
	Name:	[Illegible]
	Title:	[Illegible]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kindra M. Mullarky
	Name:	Kindra M. Mullarky
	Title:	Assistant Vice President

Wells Fargo Capital Finance, LLC, as a Lender

By:	/s/ Rohan Damani
	Name:	Rohan Damani
	Title:	Vice President

Allied Irish Banks, plc, as a Lender

By:	/s/ Martin Chin
	Name:	Martin Chin
	Title:	Senior Vice President

By:	/s/ Brent Philips
	Name:	Brent Philips
	Title:	Vice President

General Electric Capital Corporation, as a Lender

By:	/s/ Paul Sleet
	Name:	Paul Sleet
	Title:	Duly Authorized Signatory

GE Business Financial Services Inc. (formerly known as Merrill Lynch Business Financial Services Inc.), as a Lender

By:	/s/ Paul Sleet
	Name:	Paul Sleet
	Title:	Duly Authorized Signatory